SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C.  20549

                                  FORM 8-K
                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: August 29, 2000

                         Commission File No. 0-17069


                                Excal Enterprises, Inc.
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           (Exact name of registrant as specified in its charter)


           Delaware                                  59-2855398
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(State or other jurisdiction of        (I.R.S. Employer Identification No.)
incorporation or organization)

          100 North Tampa Street, Suite 3575, Tampa, Florida  33602
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                  (Address of principal executive offices)

                               (813) 224-0228
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             Registrant's telephone number, including area code



 Item  5.  Other Information.

     The Company announced that it received notice that Laney & Duke does not intend to renew its lease of 1,392,000 square feet of warehouse space at Imeson Center. The current lease expires December 31, 2000. See attached news release.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               EXCAL ENTERPRISES, INC.


Dated: August 29, 2000         By:  /S/ W. CAREY WEBB
                                    W. Carey Webb
                                    President and CEO



Dated: August 29, 2000         By:  /S/ TIMOTHY R. BARNES
                                    Timothy R. Barnes
                                    Vice-president, Secretary
                                    Treasurer and CFO